SUMMARY PROSPECTUS June 26, 2015

AB Intermediate Diversified Municipal Portfolio

Ticker: Class A–AIDAX; Class B–AIDBX; Class C–AIMCX; Advisor Class–AIDYX

Before you invest, you may want to review the Portfolio’s Prospectus, which contains more information about the Portfolio and its risks. The Portfolio’s Prospectus and Statement of Additional Information (“SAI”), both dated June 26, 2015 and as may be amended or further supplemented, are incorporated by reference into this Summary Prospectus. For free paper or electronic copies of the Portfolio’s Prospectus and other information about the Portfolio, go to http://www.ABglobal.com/links/mf, email a request to prorequest@ABglobal.com, call (800) 227-4618, or ask any financial advisor, bank, or broker-dealer who offers shares of the Portfolio.

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INVESTMENT OBJECTIVE:

The investment objective of the Portfolio is to provide safety of principal and maximize total return after taking account of federal taxes.

FEES AND EXPENSES OF THE PORTFOLIO:

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. You may qualify for sales charge reductions if you and members of your family invest, or agree to invest in the future, at least $100,000 in AB Mutual Funds. More information about these and other discounts is available from your financial intermediary and in Investing in the Portfolios—Sales Charge Reduction Programs for Class A Shares on page 54 of the Prospectus and in Purchase of Shares—Sales Charge Reduction Programs for Class A Shares on page 79 of the Portfolio’s SAI.

Shareholder Fees (fees paid directly from your investment)

	Class A Shares	Class B Shares (not currently offered to new investors)	Class C Shares	Advisor Class Shares
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	3.00%	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of offering price or redemption proceeds, whichever is lower)	None(a)	3.00%(b)	1.00%(c)	None

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class A		Class B	Class C	Advisor Class
Management Fees	0.43%		0.43%	0.43%	0.43%
Distribution and/or Service (12b-1) Fees	0.25%		1.00%	1.00%	None
Other Expenses:
Transfer Agent	0.10%		0.09%	0.09%	0.10%
Other Expenses	0.03%		0.03%	0.03%	0.03%

Total Other Expenses	0.13%		0.12%	0.12%	0.13%

Total Annual Portfolio Operating Expenses	0.81%	(d)	1.55%	1.55%	0.56%

(a)	Purchases of Class A shares in amounts of $1,000,000 or more, or by certain group retirement plans, may be subject to a 1%, 1-year contingent deferred sales charge (“CDSC”), which may be subject to waiver in certain circumstances.

(b)	Class B shares automatically convert to Class A shares after six years. The CDSC decreases over time. For Class B shares, the CDSC decreases 1.00% annually to 0% after the third year.

(c)	For Class C shares, the CDSC is 0% after the first year.

(d)	Restated to reflect current fees.

Examples

The Examples are intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Examples assume that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Portfolio’s operating expenses stay the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Class A	Class B	Class C	Advisor Class
After 1 Year	$380	$458	$258	$57
After 3 Years	$551	$590	$490	$179
After 5 Years	$736	$845	$845	$313
After 10 Years	$1,272	$1,463	$1,845	$701

For the share classes listed below, you would pay the following expenses if you did not redeem your shares at the end of the period:

	Class B	Class C
After 1 Year	$158	$158
After 3 Years	$490	$490
After 5 Years	$845	$845
After 10 Years	$1,463	$1,845

Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys or sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Portfolio shares are held in a taxable account. These transaction costs, which are not reflected in the Annual Portfolio Operating Expenses or in the Examples, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 19% of the average value of its portfolio.

PRINCIPAL STRATEGIES:

As a matter of fundamental policy, the Portfolio, under normal circumstances, invests at least 80% of its net assets in municipal securities. For purposes of this policy, net assets include any borrowings for investment purposes. The Portfolio will invest no more than 25% of its total assets in municipal securities of issuers located in any one state.

The municipal securities in which the Portfolio may invest are issued to raise money for a variety of public or private purposes, including general financing for state and local governments, the District of Columbia or possessions and territories of the United States, or financing for specific projects or public facilities. The interest paid on these securities is generally exempt from federal income tax, although in certain instances, it may be includable in income subject to alternative minimum tax.

The Portfolio invests at least 80% of its total assets in municipal securities rated A or better by national rating agencies (or, if unrated, determined by AllianceBernstein L.P., the Portfolio’s investment manager (the “Manager”), to be of comparable quality) and comparably rated municipal notes. The Portfolio may invest up to 20% of its total assets in fixed-income securities rated BB or B by national rating agencies, which are not investment-grade (commonly known as “junk bonds”).

The Portfolio may invest, without limit, in revenue bonds, which generally do not have the pledge of the credit of the issuer. The Portfolio may invest, without limit, in securities or obligations that are related in such a way that business or political developments or changes affecting one such security could also affect the others (for example, securities with interest that is paid from projects of a similar type).

The Portfolio may also invest up to 20% of its net assets in fixed-income securities of U.S. issuers that are not municipal securities if, in the Manager’s opinion, these securities will enhance the after-tax return for Portfolio investors.

The Portfolio may use derivatives, such as options, futures, forwards and swaps.

In managing the Portfolio, the Manager may use interest rate forecasting to determine the best level of interest rate risk at a given time. The Manager may moderately shorten the average duration of the Portfolio when it expects interest rates to rise and modestly lengthen average duration when it anticipates that interest rates will fall.

The Portfolio seeks to maintain an effective duration of three and one-half years to seven years under normal market conditions. Duration is a measure that relates the expected price volatility of a security to changes in interest rates. The duration of a debt security is the weighted average term to maturity, expressed in years, of the present value of all future cash flows, including coupon payments and principal repayments.

The Manager selects securities for purchase or sale based on its assessment of the securities’ risk and return characteristics as well as the securities’ impact on the overall risk and return characteristics of the Portfolio. In making this assessment, the Manager takes into account various factors including the credit quality and sensitivity to interest rates of the securities under consideration and of the Portfolio’s other holdings.

PRINCIPAL RISKS:

The share price of the Portfolio will fluctuate and you may lose money. There is no guarantee that the Portfolio will achieve its investment objective.

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Interest Rate Risk: This is the risk that changes in interest rates will affect the value of the Portfolio’s investments in fixed-income debt securities such as bonds and notes. The Portfolio may be subject to a greater risk of rising interest rates due to the current period of historically low rates and the effect of potential government policy initiatives and market reaction to those initiatives. Increases in interest rates may cause the value of the Portfolio’s investments to decline and this decrease in value may not be offset by higher income from new investments. The Portfolio will experience increased interest rate risk to the extent it invests in fixed-income securities with longer maturities or durations.

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Credit Risk: This is the risk that the issuer or the guarantor of a debt security, or the counterparty to a derivatives or other contract, will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. The issuer or guarantor may default, potentially causing a loss of the full principal amount of a security and accrued interest. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security. Investments in fixed-income securities with lower ratings tend to have a higher probability that an issuer will default or fail to meet its payment obligations. At times when credit risk is perceived to be greater, credit “spreads” (i.e., the difference between the yields on lower quality securities and the yields on higher quality securities) may get larger or “widen”. As a result, the values of the lower quality securities may go down more.

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Duration Risk: The duration of a fixed-income security may be shorter than or equal to full maturity of the fixed-income security. Fixed-income securities with longer durations have more risk and will decrease in price as interest rates rise. For example, a fixed-income security with a duration of three years will decrease in value by approximately 3% if interest rates increase by 1%.

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Municipal Market Risk: This is the risk that special factors may adversely affect the value of municipal securities and have a significant effect on the yield or value of the Portfolio’s investments in municipal securities. These factors include economic conditions, political or legislative changes, uncertainties related to the tax status of municipal securities, or the rights of investors in these securities. The value of municipal securities may also be adversely affected by rising health care costs, increasing unfunded pension liabilities, and by the phasing out of federal programs providing financial support. In recent periods an increasing number of municipal issuers in the United States have defaulted on obligations, commenced insolvency proceedings, or suffered downgrades of their credit ratings. Financial difficulties of municipal issuers may continue or get worse. To the extent the Portfolio invests in a particular state’s municipal securities, it may be vulnerable to events adversely affecting that state, including economic, political and regulatory occurrences, court decisions, terrorism and catastrophic natural disasters, such as hurricanes and earthquakes. The Portfolio’s investments in certain municipal securities with principal and interest payments that are made from the revenues of a specific project or facility, and not general tax revenues, are subject to the risk that factors affecting the project or facility, such as local business or economic conditions, could have a significant effect on the project’s ability to make payments of principal and interest on these securities.

The Portfolio may invest in municipal securities of issuers in Puerto Rico or other U.S. territories, which are exempt from federal, state, and, where applicable, local income taxes. These municipal securities may have more risks than those of most other U.S. issuers of tax-exempt securities. Like many U.S. states and municipalities, Puerto Rico experienced a significant downturn during the recent recession. Puerto Rico’s downturn was particularly severe, and it continues to face a very challenging economic and fiscal environment. As a result, securities issued by many Puerto Rican issuers have low credit ratings or are on “negative watch” by credit rating organizations, and markets in such securities have been volatile. If the economic situation in Puerto Rico persists or worsens, the volatility and credit quality of Puerto Rican municipal securities could be adversely affected, and the market for such securities may experience continued volatility.

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Inflation Risk: This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Portfolio’s assets can decline as can the value of the Portfolio’s distributions. This risk is significantly greater for fixed-income securities with longer maturities.

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Liquidity Risk: Liquidity risk exists when particular investments are difficult to purchase or sell, possibly preventing the Portfolio from selling out of these illiquid or relatively less liquid securities at an advantageous price. Over recent years, regulatory changes have led to reduced liquidity in the marketplace, and the capacity of dealers to make markets in fixed-income securities has been outpaced by the growth in the size of the fixed-income markets. Liquidity risk may be magnified in a rising interest rate environment, where the value and liquidity of fixed-income securities generally go down. Derivatives and securities involving substantial market and credit risk tend to involve greater liquidity risk. The Portfolio is subject to more liquidity risk because the market for municipal securities is generally smaller than many other markets. Illiquid securities and relatively less liquid securities may also be difficult to value.

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Redemption Risk: The Portfolio may experience heavy redemptions that could cause the Portfolio to liquidate its assets at inopportune times or at a loss or depressed value, which could cause the value of your investment to decline.

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Derivatives Risk: The Portfolio may use derivatives as direct investments to earn income, enhance return and broaden portfolio diversification, which entail greater risk than if used solely for hedging purposes. In addition to other risks such as the credit risk of the counterparty, derivatives involve the risk that changes in the value of the derivative may not correlate with relevant assets, rates or indices. Derivatives may be illiquid and difficult to price or unwind, and small changes may produce disproportionate losses for the Portfolio. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. Assets required to be set aside or posted to cover or secure derivatives positions may themselves go down in value, and these collateral and other requirements may limit investment flexibility. Some derivatives involve leverage, which can make the Portfolio more volatile and can compound other risks. The U.S. Government is in the process of adopting and implementing regulations governing derivatives markets, including mandatory clearing of certain derivatives, margin, reporting and registration requirements. The ultimate impact of the regulations remains unclear. Additional regulation may make derivatives more costly, may limit their availability, may disrupt markets or may otherwise adversely affect their value or performance.

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Management Risk: The Portfolio is subject to management risk because it is an actively managed investment portfolio. The Manager will apply its investment techniques and risk analyses in making investment decisions for the Portfolio, but its decisions may not produce the desired results. In some cases, derivative and other investment techniques may be unavailable or the Manager may determine not to use them, possibly even under market conditions where their use could benefit the Portfolio.

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Market Risk: The Portfolio is subject to market risk, which is the risk that stock prices in general may decline over short or extended periods. Financial markets in the United States, Europe and elsewhere have experienced increased volatility and reduced liquidity since the global financial crisis began in 2008. Some events that have contributed to ongoing and systematic market risks include the falling values of some sovereign debt and related investments, scarcity of credit, and high public debt. In response to the crisis, the U.S. Government and the Federal Reserve, as well as certain foreign governments and their central banks have taken steps to support financial markets, including by keeping interest rates low. More recently, the Federal Reserve has terminated certain of its market support activities. Further reduction or withdrawal of this support could negatively affect financial markets generally as well as reduce the value and liquidity of certain securities.

This environment could make identifying investment risks and opportunities especially difficult, and whether or not the Portfolio invests in securities of issuers located in or with significant exposure to countries experiencing economic and financial difficulties, the value and liquidity of the Portfolio’s investments may be negatively affected. In addition, policy and legislative changes in the United States and in other countries are affecting many aspects of financial regulation. The impact of these changes, and the practical implications for market participants, may not be fully known for some time.

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Tax Risk: There is no guarantee that all of the Portfolio’s income will remain exempt from federal or state income taxes. From time to time, the U.S. Government and the U.S. Congress consider changes in federal tax law that could limit or eliminate the federal tax exemption for municipal bond income, which would in effect reduce the income received by shareholders from the Portfolio by increasing taxes on that income. In such event, the Portfolio’s net asset value could also decline as yields on municipal bonds, which are typically lower than those on taxable bonds, would be expected to increase to approximately the yield of comparable taxable bonds. Actions or anticipated actions affecting the tax exempt status of municipal bonds could also result in significant shareholder redemptions of Portfolio shares as investors anticipate adverse effects on the Portfolio or seek higher yields to offset the potential loss of the tax deduction. As a result, the Portfolio would be required to maintain higher levels of cash to meet the redemptions, which would negatively affect the Portfolio’s yield.

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Lower-rated Securities Risk: Lower-rated securities, or junk bonds/high yield securities, are subject to greater risk of loss of principal and interest and greater market risk than higher-rated securities. The capacity of issuers of lower-rated securities to pay interest and repay principal is more likely to weaken than is that of issuers of higher-rated securities in times of deteriorating economic conditions or rising interest rates.

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Prepayment and Extension Risk: Prepayment risk is the risk that a loan, bond or other security might be called or otherwise converted, prepaid or redeemed before maturity. If this happens, particularly during a time of declining interest rates or credit spreads, the Portfolio will not benefit from the rise in market price that normally accompanies a decline in interest rates, and may not be able to invest the proceeds in securities providing as much income, resulting in a lower yield to the Portfolio. Conversely, extension risk is the risk that as interest rates rise or spreads widen, payments of securities may occur more slowly than anticipated by the market. When this happens, the values of these securities may go down because their interest rates are lower than current market rates and they remain outstanding longer than anticipated.

BAR CHART AND PERFORMANCE INFORMATION:

The bar chart and performance information provide an indication of the historical risk of an investment in the Portfolio by showing:

•	how the Portfolio’s performance changed from year to year over ten years; and

•	how the Portfolio’s average annual returns for one, five and ten years compare to those of a broad-based securities market index.

You may obtain updated performance information on the website at www.ABglobal.com (click on “Menu—Americas—Individual Investors—United States (US Citizens)”, then “Investments—Fund Performance”).

The Portfolio’s past performance before and after taxes, of course, does not necessarily indicate how it will perform in the future. As with all investments, you may lose money by investing in the Portfolio.

Bar Chart

The annual returns in the bar chart are for the Portfolio’s Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be less than those shown.

During the period shown in the bar chart, the Portfolio’s:

Best Quarter was up 3.99%, 3rd quarter, 2009; and Worst Quarter was down -2.21%, 2nd quarter, 2013.

Performance Table

Average Annual Total Returns*

(For the periods ended December 31, 2014)

		1 Year	5 Years	10 Years
Class A**	Return Before Taxes	0.69%	2.22%	2.78%

	Return After Taxes on Distributions	0.66%	2.17%	2.75%

	Return After Taxes on Distributions and Sale of Portfolio Shares	1.19%	2.26%	2.76%
Class B	Return Before Taxes	0.04%	2.10%	2.67%
Class C	Return Before Taxes	2.07%	2.14%	2.38%
Advisor Class***	Return Before Taxes	4.05%	3.11%	3.36%
Barclays 5-Year General Obligation Municipal Bond Index (reflects no deduction for fees, expenses, or taxes)		2.81%	3.16%	3.84%

*	Average annual total returns reflect imposition of the maximum front-end or contingent deferred sales charges as well as conversion of Class B shares to Class A shares after the applicable period.

**	After-tax returns:

–	Are shown for Class A shares only and will vary for Class B, Class C and Advisor Class shares because these Classes have different expense ratios;

–	Are an estimate, which is based on the highest historical individual federal marginal income tax rates, and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor’s tax situation and are likely to differ from those shown; and

–	Are not relevant to investors who hold Portfolio shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

***	Inception date of Advisor Class shares: June 26, 2015. Performance information for periods prior to the inception of Advisor Class shares is the performance of the Portfolio’s Class A shares adjusted to reflect the lower expense ratio of Advisor Class shares.

INVESTMENT MANAGER:

AllianceBernstein L.P. is the investment manager for the Portfolio.

PORTFOLIO MANAGERS:

The following table lists the persons responsible for day-to-day management of the Portfolio:

Employee	Length of Service	Title
Michael G. Brooks	Since 1999	Senior Vice President of the Manager

Fred S. Cohen	Since 1994	Senior Vice President of the Manager

R.B. (“Guy”) Davidson III	Since 1988	Senior Vice President of the Manager

Wayne D. Godlin	Since 2010	Senior Vice President of the Manager

Terrance T. Hults	Since 2002	Senior Vice President of the Manager

PURCHASE AND SALE OF PORTFOLIO SHARES:

Purchase Minimums*

	Initial	Subsequent
Class A/Class C Shares, including traditional IRAs and Roth IRAs (Class B Shares are not currently offered to new shareholders)	$2,500	$50
Automatic Investment Program	No minimum	$50 If initial minimum investment is less than $2,500, then $200 monthly until account balance reaches $2,500
Advisor Class Shares (only available to fee-based programs or through other limited arrangements)	None	None

*	Note: The Portfolio may waive investment minimums for certain types of retirement accounts or under certain other circumstances.

You may sell (redeem) your shares each day the New York Stock Exchange is open. You may sell your shares through your financial intermediary or by mail (AllianceBernstein Investor Services, Inc., P.O. Box 786003, San Antonio, TX 78278-6003) or telephone (800-221-5672). Your sale price will be the next-determined net asset value, less any applicable CDSC, after the Portfolio receives your redemption request in proper form.

TAX INFORMATION:

The Portfolio may make capital gains distributions, which may be taxable as ordinary income or capital gains, and income dividends. The Portfolio anticipates that substantially all of its income dividends will be exempt from regular federal income tax.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES:

If you purchase shares of the Portfolio through a broker-dealer or other financial intermediary (such as a bank), the Portfolio and its related companies may pay the intermediary for the sale of Portfolio shares and related services. These payments may provide a financial incentive for the broker-dealer or other financial intermediary and your salesperson to recommend the Portfolio over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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